Exhibit 99.1

NOVAGOLD’s Donlin Gold Project Reports Excellent Results from 2017 Drill Program

Mineralized intercepts encountered higher grades than predicted by previous modeling

NOVAGOLD and Barrick intend to incorporate the drill results and advance the optimization work to improve capital efficiencies and enhance the project’s execution plan

February 20, 2018 - Vancouver, British Columbia – NOVAGOLD RESOURCES INC. (TSX, NYSE American: NG) today released the 2017 drill results for its flagship Donlin Gold project in Alaska, which is owned equally by NOVAGOLD and Barrick Gold Corporation (“Barrick”). The results from this drill program continue to substantiate the unique value proposition that Donlin Gold represents for both owners. With a better understanding of the targeted mineralized zones, the new data will provide valuable inputs to advance optimization work.

2017 Drill Results Highlights:

A total of 16 core holes were completed (7,040 meters) and core samples assayed
Intercepted distinct significant high-grade zones in multiple areas
Intercepted high-grade mineralization at depth in ACMA deposit in an area of previously sparse drilling
Five of the top intervals include (g/t = grams per tonne, m = meters):
DC17-1821 intersected 130.5 m grading 5.93 g/t gold, starting at 205.0 m drilled depth
DC17-1821 intersected 39.0 m grading 9.34 g/t gold, starting at 342.0 m drilled depth
DC17-1827 intersected 43.9 m grading 7.60 g/t gold, starting at 453.2 m drilled depth
DC17-1832 intersected 64.0 m grading 5.09 g/t gold, starting at 547.0 m drilled depth
DC17-1824 intersected 30.4 m grading 10.30 g/t gold, starting at 208.6 m drilled depth
Assay and geologic data will be incorporated into the geologic and resource model and ongoing optimization work

“We are very encouraged by the latest drill results at Donlin Gold, some of which encompassed areas where relatively little drilling had been previously done,” said Barrick President Kelvin Dushnisky. “The results are further evidence of the significant potential of this deposit. We look forward to continuing to collaborate closely with our partner, NOVAGOLD, to advance optimization work and permitting at this unique project.”

Greg Lang, NOVAGOLD’s President and Chief Executive Officer, added the following: “Donlin Gold’s latest drill results are better than expected, further demonstrating the incredibly robust quality of this exceptional project. Beyond the distinctly significant high-grade intercepts encountered within the reserve pit, we are also excited by the high grades identified outside the planned pit boundaries. With a history of growth through drilling, these results are indeed indicative of the exceptionally strong resource potential that exists at Donlin Gold. These results will be incorporated in the upcoming project optimization work being carried out by the two owners. We can say with conviction that these are some of the finest intercepts any gold company has produced recently - and in any jurisdiction1. As we look to complete the federal permitting process and advance optimization work during 2018, we are encouraged by the opportunity for NOVAGOLD and Barrick to develop the Donlin Gold project in a fiscally-disciplined manner, and to build a mine of truly generational significance.”

Donlin Gold’s Distinctive Combination of True Value and Exceptional Growth Potential

Donlin Gold is expected to be one of the largest pure gold producing mines in the world while being located in one of the safest jurisdictions in the world. In an industry where sizeable high-quality assets are few and far between, and reserves are being depleted faster than they can be replaced, the Donlin Gold project remains a unique value proposition that has been advancing at a steady but sure pace up the value chain. With 39 million ounces of measured and indicated gold resources at an average grade of 2.24 grams per tonne 2, Donlin Gold is almost four times the size of the peer group average3 while enjoying nearly double the world average grade4. The exploration potential, as evidenced by the planned pits occupying only three kilometers of an eight-kilometer mineralized belt, is exceptional. All of these project attributes converge in Donlin Gold at a time when no large discoveries have been made in years, average grades continue to fall, and resource nationalism is rising to levels that threaten the existence of projects where the rule of law is a novelty. Alaska, America’s second largest gold producer, offers jurisdictional appeal and stability with a healthy and responsible mining industry.  With scale and quality comes longevity — the project’s mine life is measured in decades — which can provide resilience through multiple gold price cycles. For Calista Corporation and The Kuskokwim Corporation, our Native Corporation partners and owners of Donlin Gold’s mineral and surface rights, the project represents an opportunity to realize the Alaska Native Claims Settlement Act’s vision through their participation in the project’s diverse benefits. Historically, only a handful of operations have been fortunate enough to benefit from such attributes, but fewer still have ever combined characteristics of size, grade, production profile, low-cost structure, longevity, partnerships, safe jurisdiction and exploration potential. The latter is especially important, as district scale exploration opportunities such as Donlin Gold are truly rare.

_______________________

1 Comparison based on reported drill results from the beginning of 2017 to present, sourced from SNL Metals & Mining, and the same significant interval criteria as reported in this release. Total grade-thickness (g/t x m) from significant intervals in this program ranks in the top 5% of totals reported from other properties during this time period.

2 Donlin Gold data as per the second updated feasibility study effective November 18, 2011, as amended January 20, 2012. Donlin Gold measured resources of 8 Mt grading 2.52 g/t and indicated resources of 534 Mt grading 2.24 g/t, inclusive of proven reserves of 8 Mt grading 2.32 g/t and probable reserves of 497 Mt grading 2.08 g/t.

3 Comparison peer group of 15 projects based on large (2Moz P&P cut off), North/South American gold-focused development projects.

4 Comparison based on the 2016 average grade of open-pit and underground deposits with gold as primary commodity and over 1 Moz in measured and indicated resources, sourced from SNL Metals & Mining.

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Permitting Advancing as Planned

Permitting activities for the Donlin Gold project continue to advance on schedule toward the issuance of the final Environmental Impact Statement (EIS) by the U.S. Army Corps of Engineers (the “Corps”), the lead federal permitting agency, in the coming months. The Corps’ Record of Decision (ROD) is expected to follow in the second half of 2018. Decisions on other key federal and state permits and approvals are expected to occur concurrently with or shortly after the Corps’ ROD.

2017 Drill Program

The Donlin Gold drill program, executed from July to November last year, completed a total of 16 core holes (7,040 meters). Locals from the Yukon-Kuskokwim region comprised 50% of the drill program workforce. Mineralized intercepts encountered higher grades than predicted by previous modeling and thicknesses were as expected. Drilling also intercepted high-grade mineralization at depth in the ACMA deposit in an area of previously sparse drilling. Geochemical and structural data were gathered from targeted portions of the deposit to support ongoing optimization. Table 1 below provides the drill hole orientations and depths. The significant assay interval results are shown in Table 2 in the appendix. Links to two figures are also included below, the first is a plan map with the location of the drill holes and the second is a vertical cross section view of ACMA and Lewis with completed drill holes and a few highlighted grade intercepts.

FIGURE 1. Donlin Gold 2017 Drill Plan Map

FIGURE 2. Donlin Gold Vertical Cross Section ACMA and Lewis Deposits

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TABLE 1

Drill Hole Orientations and Depths

Hole	Azimuth (°)	Inclination (°)	Depth (m)
DC17-1819	59	46	495.9
DC17-1820	57	52	450.2
DC17-1821	254	64	485.2
DC17-1822	71	70	505.1
DC17-1823	304	62	471.5
DC17-1824	25	84	426.7
DC17-1825	83	53	311.8
DC17-1826	94	54	199.0
DC17-1827	244	45	777.2
DC17-1828	314	78	482.7
DC17-1829	55	61	447.1
DC17-1830	287	54	396.5
DC17-1831	238	58	62.7
DC17-1832	237	56	767.2
DC17-1833	67	58	304.8
DC17-1834	60	62	456.3

* Note that azimuth and inclination values vary as each hole progresses. The stated values are hole averages, rounded to the nearest degree.

QA/QC Procedures

The QA/QC procedures for the 2017 Donlin Gold drill program and sampling protocol were developed and managed by Donlin Gold LLC (“Donlin Gold”) and overseen by NOVAGOLD and Barrick. The chain of custody from the drill site to the sample preparation facility was continuously monitored. All samples are HQ-diameter core, with the exception of the last 165 meters of hole DC17-1833, which was reduced to NQ-diameter. Approximately 95% core recovery was achieved. Core was logged at site and transported to ALS Limited’s Fairbanks, Alaska sample preparation facilities. At the ALS Fairbanks facility, core was cut by ALS employees and sampled by Northern Associates, Inc., which was contracted by Donlin Gold. Samples were primarily collected on two-meter lengths, with a minimum length of 0.5 meters and maximum length of three meters. Sampled half-core was crushed in the Fairbanks ALS facility and pulverized in either Fairbanks or the ALS lab in Reno, Nevada. Pulp samples were sent to the ALS labs in Reno or Vancouver, British Columbia for gold assays and multi-element analysis. At least nine quality control samples (three blanks, three standards, and three field duplicates) were inserted into each batch of 69 samples. The review of the quality control samples did not indicate any bias or error.

Downhole directional surveys were completed on all holes by Boart Longyear drill operators, and collar surveys were completed on all holes by Rowland Engineering Consultants.

Each of ALS Limited, Northern Associates Inc, Boart Longyear, and Rowland Engineering Consultants are independent of Donlin Gold, NOVAGOLD, and Barrick.

Scientific and Technical Information

Some scientific and technical information contained herein with respect to the Donlin Gold project is derived from the “Donlin Creek Gold Project Alaska, USA NI 43-101 Technical Report on Second Updated Feasibility Study” prepared by AMEC with an effective date of November 18, 2011, as amended January 20, 2012 (the “Second Updated Feasibility Study”). Kirk Hanson, P.E., Technical Director, Open Pit Mining, North America, (AMEC, Reno), and Gordon Seibel, R.M. SME, Principal Geologist, (AMEC, Reno) are the Qualified Persons responsible for the preparation of the independent technical report, each of whom are independent “qualified persons” as defined by NI 43-101.

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Clifford Krall, P.E., who is the Mine Engineering Manager for NOVAGOLD and a “qualified person” under NI 43-101, has approved and verified the scientific and technical information related to the Donlin Gold project contained in this press release.

NOVAGOLD Contacts:

Mélanie Hennessey
Vice President, Corporate Communications

Erin O’Toole
Senior Stakeholder Relations Specialist

604-669-6227 or 1-866-669-6227

Cautionary Note Regarding Forward-Looking Statements

This press release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included herein including, without limitation, the timing of permitting and potential development of Donlin Gold, statements relating to NOVAGOLD’s future operating and financial performance, production estimates are forward-looking statements. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, or “should” occur or be achieved. These forward-looking statements may include statements regarding; exploration potential of Donlin Gold; mine life and production estimates at Donlin Gold; perceived merit of properties; anticipated permitting timeframes; exploration results and budgets; mineral reserve and resource estimates; work programs; capital expenditures; timelines; strategic plans; benefits of the project; completion of transactions; market prices for precious and base metals; or other statements that are not statements of fact. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from NOVAGOLD’s expectations include the uncertainties involving the interpretation of the drill results, the need to obtain permits and governmental approvals; the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; uncertainties involved in the interpretation of drilling results and geological tests and the estimation of reserves and resources; the need for continued cooperation with Barrick Gold Corporation for the continued exploration and development of the Donlin Gold property; the need for cooperation of government agencies and native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; and other risk and uncertainties disclosed in NOVAGOLD’s Annual Report filed on Form 10-K for the year-ended November 30, 2017 with the United States Securities and Exchange Commission, Canadian securities regulators, and in other NOVAGOLD reports and documents filed with applicable securities regulatory authorities from time to time. NOVAGOLD’s forward-looking statements reflect the beliefs, opinions and projections on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

Cautionary Note to United States Investors

This press release has been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of U.S. securities laws. Unless otherwise indicated, all resource and reserve estimates included in this press release have been prepared in accordance with Canadian National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”) and the Canadian Institute of Mining, Metallurgy and Petroleum (CIM)—CIM Definition Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as amended (“CIM Definition Standards”). NI 43-101 is a rule developed by the Canadian Securities Administrators which establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Canadian standards, including NI 43-101, differ significantly from the requirements of the United States Securities and Exchange Commission (SEC), and resource and reserve information contained herein may not be comparable to similar information disclosed by U.S. companies. In particular, and without limiting the generality of the foregoing, the term "resource” does not equate to the term "reserves”. Under U.S. standards, mineralization may not be classified as a "reserve” unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. The SEC's disclosure standards normally do not permit the inclusion of information concerning "measured mineral resources”, "indicated mineral resources” or "inferred mineral resources” or other descriptions of the amount of mineralization in mineral deposits that do not constitute "reserves” by U.S. standards in documents filed with the SEC. Investors are cautioned not to assume that all or any part of “measured” or “indicated resources” will ever be converted into “reserves”. Investors should also understand that "inferred mineral resources” have a great amount of uncertainty as to their existence and great uncertainty as to their economic and legal feasibility. Under Canadian rules, estimated "inferred mineral resources” may not form the basis of feasibility or pre-feasibility studies except in rare cases. Investors are cautioned not to assume that all or any part of an "inferred mineral resource” exists or is economically or legally mineable. Disclosure of "contained ounces” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute "reserves” by SEC standards as in-place tonnage and grade without reference to unit measures. The requirements of NI 43-101 for identification of "reserves” are also not the same as those of the SEC, and reserves reported by NOVAGOLD in compliance with NI 43-101 may not qualify as "reserves” under SEC standards. Donlin Gold does not have known reserves, as defined under SEC Industry Guide 7. Accordingly, information concerning mineral deposits set forth herein may not be comparable with information made public by companies that report in accordance with U.S. standards.

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APPENDIX

TABLE 2

2017 Donlin Gold Significant Assay Intervals

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC17-1819	ACMA	27.00	30.98	3.98	3.21
DC17-1819		69.00	76.30	7.30	4.04
DC17-1819		122.00	139.50	17.50	10.98
including		130.00	134.85	4.85	34.43
DC17-1819		272.00	294.51	22.51	1.42
DC17-1819		307.33	339.72	32.39	1.89
DC17-1819		365.00	386.80	21.80	5.68
DC17-1819		394.58	400.00	5.42	3.93
DC17-1819		408.00	412.00	4.00	3.44
DC17-1819		418.00	431.00	13.00	8.74
including		423.39	429.00	5.61	13.33
DC17-1819		TOTAL		127.90	4.69
DC17-1820	ACMA	14.93	23.00	8.07	2.73
DC17-1820		30.00	37.00	7.00	9.17
including		32.00	36.00	4.00	10.63
DC17-1820		47.00	62.33	15.33	7.25
including		52.80	56.15	3.35	22.52
DC17-1820		208.00	230.00	22.00	2.96
DC17-1820		235.17	243.55	8.38	4.30
DC17-1820		294.90	298.10	3.20	1.76
DC17-1820		414.80	426.00	11.20	2.78
DC17-1820		TOTAL		75.18	4.46
DC17-1821	ACMA	5.90	10.14	4.24	6.98
DC17-1821		41.00	55.00	14.00	3.28
DC17-1821		63.00	67.00	4.00	1.31
DC17-1821		85.80	96.00	10.20	3.64
DC17-1821		143.00	151.48	8.48	1.37
DC17-1821		163.00	167.00	4.00	23.20
DC17-1821		182.00	197.00	15.00	2.68
DC17-1821		205.00	335.50	130.50	5.93
including		221.00	227.00	6.00	17.07
including		282.00	288.00	6.00	16.23
DC17-1821		342.00	381.00	39.00	9.34
including		344.00	347.90	3.90	13.50
including		362.00	379.00	17.00	12.62
DC17-1821		TOTAL		229.42	6.11
DC17-1822	ACMA	22.00	38.00	16.00	8.47
DC17-1822		44.20	56.20	12.00	4.19
DC17-1822		155.00	190.00	35.00	6.27

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Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC17-1822		203.00	212.00	9.00	12.18
DC17-1822		221.34	235.20	13.86	2.67
DC17-1822		243.60	264.00	20.40	4.19
DC17-1822		345.00	364.15	19.15	2.85
DC17-1822		457.00	461.00	4.00	1.60
DC17-1822		471.00	475.00	4.00	2.31
DC17-1822		495.30	499.82	4.52	2.16
DC17-1822		TOTAL		137.93	5.20
DC17-1823	Lewis	12.70	15.84	3.14	1.32
DC17-1823		48.00	55.57	7.57	1.20
DC17-1823		71.54	75.00	3.46	4.34
DC17-1823		96.84	102.00	5.16	3.75
DC17-1823		114.00	156.05	42.05	3.33
DC17-1823		198.00	219.00	21.00	7.72
including		209.00	213.00	4.00	23.65
DC17-1823		240.50	250.00	9.50	7.38
DC17-1823		373.00	381.00	8.00	2.49
DC17-1823		387.00	395.38	8.38	2.94
DC17-1823		TOTAL		108.26	4.29
DC17-1824	Lewis	68.00	78.00	10.00	2.60
DC17-1824		128.00	138.00	10.00	2.40
DC17-1824		208.57	239.00	30.43	10.30
including		225.00	233.00	8.00	30.33
DC17-1824		245.00	259.00	14.00	6.57
DC17-1824		271.00	275.98	4.98	2.26
DC17-1824		297.50	301.50	4.00	10.62
DC17-1824		313.50	323.00	9.50	5.94
including		313.50	316.99	3.49	13.58
DC17-1824		331.00	341.00	10.00	10.43
DC17-1824		372.00	377.00	5.00	3.81
DC17-1824		406.50	420.50	14.00	1.65
DC17-1824		TOTAL		111.91	6.36
DC17-1825	Lewis	10.05	25.00	14.95	8.50
including		14.00	17.00	3.00	29.37
DC17-1825		31.00	40.25	9.25	6.30
DC17-1825		60.00	87.50	27.50	2.55
DC17-1825		101.49	105.40	3.91	5.34
DC17-1825		146.50	153.00	6.50	4.53
DC17-1825		162.99	169.00	6.01	4.10
DC17-1825		183.00	215.00	32.00	4.76
DC17-1825		292.50	300.52	8.02	2.28
DC17-1825		TOTAL		108.14	4.63
DC17-1826	Lewis	3.65	7.31	3.66	4.22
DC17-1826		23.00	31.00	8.00	2.25
DC17-1826		39.00	50.08	11.08	2.32
DC17-1826		61.50	64.50	3.00	2.95
DC17-1826		166.00	170.00	4.00	5.05
DC17-1826		TOTAL		29.74	2.96
DC17-1827	ACMA	9.00	15.18	6.18	6.22
DC17-1827		95.00	103.00	8.00	1.60

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Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC17-1827		109.00	140.00	31.00	1.91
DC17-1827		168.05	180.72	12.67	5.04
DC17-1827		307.00	312.00	5.00	7.28
DC17-1827		416.20	428.00	11.80	6.31
DC17-1827		453.15	497.00	43.85	7.60
including		471.80	478.54	6.74	13.68
including		483.00	487.00	4.00	16.60
DC17-1827		502.10	507.49	5.39	2.26
DC17-1827		519.00	527.00	8.00	2.83
DC17-1827		573.50	580.64	7.14	3.17
DC17-1827		585.64	591.68	6.04	5.89
DC17-1827		613.17	621.43	8.26	6.33
DC17-1827		703.00	713.00	10.00	5.43
DC17-1827		TOTAL		163.33	5.01
DC17-1828	Lewis	37.00	56.00	19.00	2.02
DC17-1828		106.00	114.00	8.00	2.22
DC17-1828		134.00	137.00	3.00	1.03
DC17-1828		169.00	187.00	18.00	7.50
including		177.00	181.05	4.05	14.79
DC17-1828		193.03	197.00	3.97	13.97
DC17-1828		207.00	234.00	27.00	1.62
DC17-1828		246.00	264.00	18.00	2.56
DC17-1828		278.00	296.44	18.44	4.68
DC17-1828		TOTAL		115.41	3.69
DC17-1829	ACMA	301.75	317.00	15.25	5.39
DC17-1829		365.90	379.88	13.98	2.85
DC17-1829		390.95	396.84	5.89	6.93
DC17-1829		412.65	417.70	5.05	2.35
DC17-1829		TOTAL		40.17	4.35
DC17-1830	Lewis	133.00	143.00	10.00	4.45
DC17-1830		164.30	172.52	8.22	3.87
DC17-1830		188.50	207.00	18.50	2.64
DC17-1830		281.50	292.00	10.50	3.17
DC17-1830		299.75	304.90	5.15	2.65
DC17-1830		330.50	344.50	14.00	4.72
DC17-1830		362.00	379.78	17.78	3.30
DC17-1830		TOTAL		84.15	3.53
DC17-1831*	ACMA	5.18	62.70	57.52	2.25
DC17-1831		TOTAL		57.52	2.25
DC17-1832	ACMA	6.00	104.55	98.55	2.38
DC17-1832		153.50	162.09	8.59	1.17
DC17-1832		167.50	171.70	4.20	2.36
DC17-1832		368.80	376.00	7.20	2.27
DC17-1832		465.00	469.00	4.00	4.20
DC17-1832		547.00	611.00	64.00	5.09
including		555.00	559.00	4.00	11.94
including		596.40	603.00	6.60	14.55
DC17-1832		624.90	636.00	11.10	2.97
DC17-1832		642.00	648.60	6.60	2.45
DC17-1832		680.70	684.70	4.00	2.29

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Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC17-1832		742.00	747.00	5.00	16.93
DC17-1832		TOTAL		213.24	3.54
DC17-1833	Lewis	27.68	39.50	11.82	1.28
DC17-1833		47.50	51.50	4.00	2.39
DC17-1833		57.50	82.00	24.50	1.74
DC17-1833		122.00	130.00	8.00	2.76
DC17-1833		140.21	148.00	7.79	6.37
DC17-1833		204.00	210.00	6.00	4.52
DC17-1833		240.00	244.00	4.00	2.16
DC17-1833		290.00	294.00	4.00	6.00
DC17-1833		TOTAL		70.11	2.84
DC17-1834	ACMA	322.00	326.00	4.00	5.98
DC17-1834		357.53	396.75	39.22	7.20
Including		365.00	372.38	7.38	15.72
DC17-1834		TOTAL		43.22	7.09

Significant intervals represent drilled intervals and not necessarily true thickness of mineralization. Mineralized intervals meet or exceed 3 meters in length above 1 g/t. A maximum of 4 meters of continuous dilution (< 1 g/t) is permitted. Drill hole 1831 was abandoned and re-drilled in close proximity as 1832.

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